UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009

ROADSHIPS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road,

Suite 300, Fort Lauderdale, FL 33309

Ph: (954) 302-8652   Fax: (954) 302-8693

www.roadships.us

Registrant’s telephone number, including area code: 954-302-8652

200 Robbins Lane, Jericho, New York 11753.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Exhibit-10.1 Memorandum of Understanding between Roadships Holdings, Inc. and Wits Holdings Pty Ltd.
Signatures

Item 1.01

Entry into a Material Definitive Agreement

As of April 29, 2009, the Registrant executed a Memorandum of Understanding (the “Agreement”) between and among the Registrant and Wits Holdings Pty Ltd. (“Wits”), an Australian Proprietary Company. The Memorandum of Understanding between Roadships Holdings, Inc. and Wits Holdings Pty Ltd. is attached hereto as Exhibit 10.1.  The parties to the Agreement acknowledge that it does not contain all of the terms and conditions of sale and have agreed to use their best efforts to finalize and execute a “share sale agreement” (the “Exchange Agreement”) as soon as practicable subsequent to the execution of the Agreement.

Pursuant to the terms of the Agreement and the proposed Exchange Agreement, the Registrant would acquire 100% of the outstanding shares of Wits for the payment of good and valuable consideration of $AU 8,000,000* (the “Purchase Price”). Paid as follows:

-

1,200,000 shares of common stock of the Registrant issued to Wits or Wits’ nominee

-

$AU 5,000,000 * at the closing of the Agreement

*1 Australian dollar = 0.7761 U.S. dollars as of May 19, 2009

$AU 5,000,000 = $3,880,500

Upon closing of the Agreement and proposed Exchange Agreement, Wits agrees to cause a nominated director of the Registrant to be appointed as director of Wits.

Closing of the Agreement and proposed Exchange Agreement is expected to occur on or before June 30th, 2009. Until then, Wits hereby agrees to the following:

(a)

Carry on its business in a normal, proper and efficient business like manner and in the ordinary course;

(b)

Observe its obligations under business contracts and leases;

(c)

Use its best endeavors to maintain the profitability and preserve the goodwill of its business;

(d)

Maintain its assets at normal levels;

(e)

Consult with Roadships as to;

i.

Any new or proposed material alteration to a business contact or lease;

ii.

A proposed entry into any borrowing facility by Wits; and

iii.

The conduct or proposed settlement of any litigation; and

iv.

That Wits shall not without the prior written consent of Roadships;

(f)

Increase, reduce or otherwise alter its share capital or grant any options for the issue of shares or other securities;

(g)

Alter the provisions of the constitution;

(h)

Make a distribution of revaluation of assets except in the ordinary course of its business;

(i)

Enter into any abnormal or unusual transaction which relates to or adversely affects its business or any long term contract.

Wits shall immediately notify the Registrant of the happening of any event (and in any such notice shall give the Registrant full particulars of such event) which does or may have a material effect on the profitability or the value of the business.

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

10.1

Memorandum of Understanding between Roadships Holdings, Inc. and Wits Holdings Pty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2009

Roadships Holdings, Inc.

By:

/s/ Michael Nugent

Michael Nugent

Chief Executive Officer

Date: May 23, 2009

Roadships Holdings, Inc.

By:

/s/ Robert Smith

Robert Smith

Corporate Secretary

Exhibit 10.1

MEMORANDAM OF UNDERSTANDING

Made on

29th April, 2009

PARTIES

ROADSHIPS HOLDINGS INC. as the parent or assigned subsidiary (Roadships)

and

WITS HOLDINGS PTY LTD A.C.N. 050 322 284 of the Second Part (Wits)

BACKGROUND

A.

Roadships is to acquire all of the outstanding shares in Wits.

B.

Wits is to acquire 1,200,000 shares in Roadships.

C.

Roadships and Wits have agreed for Roadships to acquire all of the Wits shares on the following terms and conditions.

AGREEMENT

1.

RECITALS

1,1

This document contains the key elements of the agreement between Roadships and Wits and is

(subject to the terms and conditions specified below) intended by the parties to create contractually binding obligations on them

1.2

Nevertheless, both Roadships and Wits acknowledge that this document does not contain all the detailed terms and conditions of the sale and therefore the parties agree to use their best endeavors to finalize and execute a share sale agreement for the Transport Business as soon as practical after execution of this document.

2.

PRICE

2.1

The parties agree that the price to be paid by Roadships to Wits for all of the Wits Shares is an amount of SAU8,000.000 paid as;

A;

1,200.000 Roadships shares issued to Wits or nominee.

$AU5,000.000 at Completion Date.

3.

COMPLETION TERMS

3.1

Completion is to occur on the 30'h June 2009 at Chipping Norton in the State of New South Wales or

such other place as agreed between the parties.

3.2

On completion, the events set out in clauses 3.3 and 3.4 inclusive are to occur.

3.3

Roadships must deliver to Wits any waiver, consent or other document which Wits may require to obtain good title to the Roadships Shares

3.4

Wits must deliver to Roadships any waiver, consent or other document which Roadships may require to obtain good title to the Wits Shares.

3.5

Roadships must deliver to Wits an amount of $AU5,000,000

4.

WITS BOARD REPRESENTATION

4.1

On the Completion Date, Wits agrees to cause a nominated director of Roadships to be appointed as director of Wits

5.

RIGHTS AND OBLIGATIONS OF THE PARTIES PENDING COMPLETION

5 1

Until completion, unless Roadships otherwise agrees, Wits must ensure that it;

(a)

carries on its business in a normal, proper and efficient business like manner and in the ordinary course;

(b)

observes its obligations under business contracts and leases;

(c)

uses its best endeavors to maintain the profitability and preserve the goodwill of its business:

(d)

maintains its assets at normal levels;

(e)

consults with Roadships as to,

(i)

any new or proposed material alteration to a business contract or lease,

(ii)

a proposed entry into any borrowing facility by Wits; and

(iii)

the conduct or proposed settlement of any litigation; and

(iv)

that Wits shall not without the prior written consent of Roadships;

(f)

increase, reduce or otherwise alter its share capital or grant any options for the issue of shares or other securities:

(g)

alter the provisions of the constitution;

(h)

make a distribution of revaluation of assets except in the ordinary course of its business;

(i)

enter into any abnormal of unusual transaction which relates to or adversely affects its business or any long term contract.

5.2

Wits shall immediately notify Roadships of the happening of any event (and in any such notice shall give Roadships full particulars of such event) which does or may have a material effect on the profitability or the value of the business.

5.3

Nothing in this clause shall have any effect to the extent that it might breach or lead to a breach of any provision of the Trade Practices Act 1974.

6.

DUE DILIGENCE

6.1

It is a condition of this agreement that prior 15 June 2009 Roadships be satisfied with:

(a)

the due diligence set out in Annexure A;

(b)

the 30 June 2007, 30 June 2008 and 30 June 2009 audits of Wits to be carried out by Hall Chadwick.

(c)

Roadships agrees that all information obtained by it during the due diligence process is subject to clause 7.

7.

CONFIDENTIALITY OF INFORMATION

7.1

Where this agreement provides that a party must treat any information confidentially, that party must not, and must ensure that any person who receives the information by the party's authority does not, until completion.

(a)

disclose any of the information in any form to anyone else; or

(b)

use any of the information except to'

(i)

acquire or check information in connection with this agreement and the transactions contemplated by it; or

(ii)

perform any of its obligations under this agreement or in relation to any of the transactions contemplated by it,

unless;

(c)

the person who provides the information has first agreed in writing;

(d)

the information is disclosed to a professional adviser, banker or financial adviser of the party or to a person whose consent is required under this agreement or for a transaction contemplated by it an that person undertakes to the person who provides the information:

(i)

not to disclose any of the information in any form to anyone else; and

(ii)

only to use the information for the purposes of advising the party or financing the party or considering whether to give that consent (as the case may be);

7.2

If completion does not occur on or before the Completion Date, each party must return, and ensure that any person who receives the information by that party s authority returns the information (in any form in which it is held) to the person who provided the information. The obligations imposed by this clause survive termination of this agreement.

8.

BOARD APPROVAL

8 1

This agreement is subject to Roadships board approval being given within 7 days of the agreements execution.

9.

TIME IS TO BE OF THE ESSENCE

9.1

It is agreed that time Is to be of the essence in relation to this agreement

10.

COSTS

10.1

Each party will pay their own costs.

10.2

Stamp duty and other registration or lodgment fees are to be paid for by Roadships.

10.3

Roadships agrees to pay the costs of Hall Chadwick for the audit of accounts as set out in clause 6.1.b.

11

AMENDMENTS IN WRITING

11.1

No amendment to this agreement has any force unless it is in writing and signed by all of the parties to this agreement.

12.

ASSIGNMENT

12.1

No party may assign nor purport to assign this agreement or any right under this agreement without the prior written consent of the other party [which consent may not be unreasonably withheld].

13.

COUNTERPARTS

13.1

This agreement is validly executed if executed in one or more counterparts.

14.

FURTHER ASSURANCES

14.1

Each party must do all things and execute all further documents necessary to give full effect to this agreement and refrain from doing anything that might hinder the performance of this agreement.

15.

GOVERNING LAW AND JURISDICTION

15.1

This agreement is governed by the laws of the State of Delaware or the Federal District of Delaware.

EXECUTED as an agreement. Date 29'"April 2009

Executed by WITS HOLDINGS PTY LTD (ACN 050 322 284) by being signed by:

By:    /s/ Brian Francis Wadley

By:    /s/ Brian Francis Wadley

Brian Francis Wadley

Brian Francis Wadley

Director

Director / Company Secretary

Executed by Roadships Holdings, Inc. by being signed by:

By:   /s/ Micheal Nugent

By:   /s/ Bobby McClelland

Micheal Nugent

Bobby McClelland

Director

Director / Company Secretary

ANNEXURE A

PRELIMINARY INFORMATION CHECKLIST IN RESPECT OF THE ACQUISITION OF THE
TRANSPORT BUSINESS OF
WITS HOLDINGS PTY LTD ACN 050 322 284

Below is a preliminary list of documents and information we would like to review in connection with the proposed acquisition of the transport business (Business) of WITS HOLDINGS PTY LTD ACN 050 322 284. As our review proceeds, we may determine there are additional items we would like to see. The list should not be taken as an exhaustive statement of what items should be considered by yourselves or ourselves.

Could you please produce or make available for inspection the following:

A.1

CORPORATE STRUCTURE AND ORGANISATION

1.

Constitutional Documents

(a)

Wits Certificate of Incorporation.

(b)

Constitution of Wits as currently in effect.

2.

Other Corporate Records

(a)

Annual reports for the past three (3) years.

(b)

Recent analysis of Wits and its industry prepared by stockbrokers, investment bankers, engineers, management consultants, accountants or others, including market studies, credit reports, and other types of reports, financing or otherwise.

3.

Corporate Registers

(a)

Register of Directors, Principal Executive Officers, and Secretaries.

(b)

Register of Charges.

(c)

Register of Debenture Holders (if any).

4.

Filings with the ASIC

Each Annual Return for Wits filed for the past three (3) years

A.2

FINANCIAL ARRANGEMENTS

(a)

All documents and agreements evidencing borrowings by Wits, whether secured or unsecured, including loan and credit agreements, mortgages, letters of credit, promissory notes, commercial bill acceptance, discounting agreements, and all guarantees.

(b)

Copies of all existing charges, mortgages, or guarantees given by Wits as security for indebtedness or performance of any obligations.

(c)

Bank letters or agreements confirming lines of credit.

(d)

All documents and agreements evidencing other material financing arrangements including chattel leasing arrangements, hire purchase arrangements, floor plan arrangements, installment purchases, etc.

(e)

Correspondence with lenders for the last three (3) years including all compliance reports submitted to lenders.

1

(1)

Notices of demand and/or default issued to Wits in the past three (3) years.

A.3 LAND

Copy of the lease of the Premises from which the Business is conducted, and copies of any other significant leases of real property to which Wits is a party.

A.4 ASSETS

(a)

Inventory list of tankers and trailers to be acquired.

(b)

List of specific plant, parts, and equipment to be acquired.

(c)

List of all Intellectual Property owned by Wits and used in relation to the Business.

(d)

Fixed Asset Register of the Company.

(e)

Depreciation Schedule.

A.5 LITIGATION AND INVESTIGATION

(a)

Searches of Supreme Courts in each Australian State and Territory, the Australian Federal Court

(b)

Reports of litigation involving Wits prepared or obtained by your solicitors.

A.6 BOARD MINUTES

Minutes of meetings of the Directors and shareholders of the Company and each Subsidiary held during the past three (3) years, together with board papers of the Company.

A.7 ENVIRONMENTAL

(a)

A copy of Wits environmental policy.

(b)

Copies of any environmental audit reports.

(c)

Copies of any environmental questionnaires, and responses, in the last three (3) years.

A.8 EMPLOYMENT AND INDUSTRIAL RELATION ARRANGEMENTS

(a)

List of all employees associated with the Business, including drivers and administrative staff.

(b)

List of all contractors used by Wits in relation to the Business.

(c)

Copies of any pro-forma employment agreement/contract for service.

(d)

Employment Agreements for Senior Management of the Business.

(e)

Copy of any applicable industrial Award.

(f)

Copy of any Enterprise Bargaining Agreement.

(g)

Schedule of Entitlements of all employees, including long service leave and annual leave.

(h)

List of all industrial disputes in the past three (3) years.

A.9 INSURANCE

(a)

Directors and Officers Liability Insurance Policy.

(b)

Professional Indemnity Insurance.

(c)

Product Liability Insurance

(d)

Public Risk Insurance Policy.

(e)

General Office Insurance Policies (Electrical/machinery/fire/business interruption etc).

(f)

Workers Compensation Policy.

(g)

Any other specific insurance policies held that may be unique to the business at hand.

A.10 INTELLECTUAL PROPERTY

(a)

Searches of Business Name Register

(b)

Australian Intellectual Property Register.

(c)

Selected registration certificates for Australian business names, including any business names to be acquired as part of the Business acquisition.

(d)

Searches of selected trademarks.

(e)

Searches of selected patents and designs.

(f)

Confidentiality and non-disclosure agreements.

(g)

Agreements providing rights of use to Intellectual Property, including (without limitation) software license agreements.

(h)

List of Trade Secrets and Confidential Information f the Company.

(I)

Existing Employment Agreements with key employees.

A.11 SUPERANNUATION

(a)

The compulsory scheme to which the Company is a party on behalf of its employees

(b)

Taxation records in respect of contributions to the scheme on behalf of employees.

A.12 MATERIAL CONTRACTS

(a)

Copies of any contracts of storage to which Wits is a party (and concerning the Business).

(b)

Copies of any contracts of transportation to which Wits is a party (and concerning the
Business).

(c)

Copies of any significant customer, purchaser, service, supplier, or other contracts to which Wits is a party (and concerning the Business).

A.13 BUSINESS RECORDS AND DATA

(a)

Schedule of major suppliers and customers, giving annual dollar amounts purchased or sold.

(b)

Management Budget and Cash flow Forecasts.

(c)

Company forecasts or projections for future periods.

(d)

Consolidated financial statements for the past three (3) years.

(e)

Break-down of sales by month over past three (3) years.

A.14 REGULATORY ISSUES

(a)

Approvals issued by any Regulatory Authorities.

(b)

Any licenses, permits, authorizations, or approvals held in respect of the Business

(c)

conducted by Wits.

(d)

Enquiries with the ACCC

(e)

Enquiries with any other regulatory body.

A.15 STAMP DUTY AND TAXATION

(a)

Material Contracts entered into by Wits.

(b)

Proposed acquisition agreement.

(c)

Proposed financing agreement.

(d)

Relevant ATO rulings.

(e)

Relevant OSR Rulings.

(f)

Details of available tax losses and the impact of the acquisition on those losses.

(g)

Details of availability of reconstruction relief under the Stamp Act.

(h)

Details of availability of roll-over relief under the ITA.